Exhibit 10.2
Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT
THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 31, 2024 (the “Third Amendment Effective Date”), is entered into among COMMERCIAL VEHICLE GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., as the Administrative Agent, the L/C Issuer, and the Swingline Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.
RECITALS
WHEREAS, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as the Administrative Agent, the L/C Issuer, and the Swingline Lender, entered into that certain Credit Agreement, dated as of April 30, 2021 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time prior to the Third Amendment Effective Date, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, pursuant to clause (xiii) of the final proviso to Section 11.01 of the Existing Credit Agreement, the Administrative Agent has the right to make Conforming Changes from time to time, with any amendments implementing such Conforming Changes to become effective without any further action or consent of any other party to the Existing Credit Agreement or any other Loan Document, so long as, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective;
WHEREAS, in reliance on clause (xiii) of the final proviso to Section 11.01 of the Existing Credit Agreement, the Administrative Agent desires to make Conforming Changes, as set forth in Sections 1(e) and 1(f);
WHEREAS, in addition to the Conforming Changes referenced above, the Borrower has requested that the Existing Credit Agreement be amended as set forth below, subject to the terms and conditions specified in this Amendment; and
WHEREAS, the parties hereto are willing to amend the Existing Credit Agreement as requested by the Borrower, subject to the terms and conditions specified in this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Existing Credit Agreement.    Effective as of the Third Amendment Effective Date, the parties hereto agree that:
(a)The reference to “BANK OF THE WEST” on the cover page of the Existing Credit Agreement is hereby amended to read “BMO BANK, N.A.”.
(b)The definitions of each of the following terms in Section 1.01 of the Existing Credit Agreement are hereby amended to read as follows:

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“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) the total of (i) Consolidated EBITDA for the Measurement Period most recently completed on or prior to such date, minus (ii) Consolidated Maintenance Capital Expenditures for such period, minus (iii) Consolidated Cash Taxes for such period (other than any one-time Consolidated Cash Taxes incurred in connection with the Specified Asset Disposition (as defined in the Specified Asset Disposition Side Letter) or the Cabs Disposition (as defined in the Specified Asset Disposition Side Letter) for such period), minus (iv) Distributions and Upstream Payments made in cash by the Borrower and its Subsidiaries during such period (other than any such Upstream Payments made to the Borrower or any of its Subsidiaries in such period), to (b) the sum of (i) Consolidated Scheduled Debt Payments for the Measurement Period most recently completed on or prior to such date, plus (ii) interest expense of the Borrower and its Subsidiaries on a Consolidated basis for such period.
“Consolidated Scheduled Debt Payments” means, for any period, for the Borrower and its Subsidiaries on a Consolidated basis, the sum of all scheduled payments of principal on Debt (other than any SCF Obligation to the extent such SCF Obligation constitutes Debt) of the Borrower and its Subsidiaries during such period. For purposes of this definition, “scheduled payments of principal” (a) shall be determined without giving effect to any reduction of such scheduled payments resulting from the application of any voluntary or mandatory prepayments made during the applicable period (provided, that, notwithstanding the foregoing, “scheduled payments of principal” shall be determined giving effect to any reduction of such scheduled payments resulting from the application of any mandatory prepayment made pursuant to Section 2.05(b)(iii)), (b) shall be deemed to include scheduled payments made with respect to any Capital Lease, synthetic lease, or sale-leaseback transaction, and (c) shall not include any voluntary prepayments or mandatory prepayments required pursuant to Section 2.05.
“Fee Letter” means, as applicable, (a) the fee letter agreement, dated the Second Amendment Effective Date, between the Borrower and Bank of America and/or (b) the fee letter agreement, dated the Third Amendment Effective Date, between the Borrower and BofA Securities.
(c)The reference to “Her Majesty’s” in the definition of “Sanction(s)” in Section
1.1of the Existing Credit Agreement is hereby amended to read “His Majesty’s”.
(d)The reference to “the Closing Date” in the definition of “Specified Asset Disposition Side Letter” in Section 1.01 of the Existing Credit Agreement is hereby amended to read “the Third Amendment Effective Date”.
(e)The definition of “Term SOFR” in Section 1.01 of the Existing Credit Agreement is hereby amended to read as follows:
“Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided, that, if the rate is not published prior to 11:00 a.m. on such determination date, then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; in each case, plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the

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Term SOFR Screen Rate with a term of one month commencing that day; provided, that, if the rate is not published prior to 11:00 a.m. on such determination date, then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto; plus the SOFR Adjustment for such term; provided, that, if Term SOFR determined in accordance with either of the foregoing clauses (a) or (b) would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Agreement.
(f)The definition of “U.S. Government Securities Business Day” in Section 1.01 of the Existing Credit Agreement is hereby amended to read as follows:
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
(g)Section 1.01 of the Existing Credit Agreement is hereby amended to add the following defined term in the appropriate alphabetical order:
“Third Amendment Effective Date” means July 31, 2024.
(h)Section 2.05(b)(i) of the Existing Credit Agreement is hereby amended to read as follows:
(i)Qualifying Asset Dispositions. The Borrower shall prepay the Loans and/or Cash Collateralize the L/C Obligations as provided in Section 2.05(b)(iv) in an aggregate amount equal to one hundred percent (100%) of the Net Proceeds received by the Borrower or any Subsidiary from any Qualifying Asset Disposition within three (3) Business Days of the date of such Qualifying Asset Disposition; provided, that: (A) the Borrower shall not be required to prepay the Loans and/or Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(i) until the Net Proceeds received by the Borrower and its Subsidiaries in connection with all Qualifying Asset Dispositions in any Fiscal Year is equal to or exceeds $5,000,000; and (B) such Net Proceeds shall not be required to be so applied if, at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date of such Qualifying Asset Disposition), the Borrower or such Subsidiary reinvests all or any portion of such Net Proceeds in Eligible Assets (other than current assets as classified in accordance with GAAP) within three hundred sixty (360) days of the date of such Qualifying Asset Disposition (or to the extent the Borrower or such Subsidiary commits within such three hundred sixty (360)- day period to make such reinvestment, within ninety (90) days after such three hundred sixty (360)-day period); provided, further, that, if such Net Proceeds shall have not been so reinvested by the end of such period(s), such Net Proceeds shall be immediately applied to prepay the Loans and/or Cash Collateralize the L/C Obligations as provided in Section 2.05(b)(iv). For purposes of the reinvestment right provided pursuant to clause
(B) above, it is understood and agreed that the use of such Net Proceeds as consideration for a Permitted Acquisition shall constitute a reinvestment of such Net Proceeds in Eligible Assets.
(i)Section 2.05(b)(iii) of the Existing Credit Agreement is hereby amended to read as follows:

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(iii)Specified Asset Disposition. In connection with the consummation of the Specified Asset Disposition, the Borrower shall prepay the Loans and/or Cash Collateralize the L/C Obligations as provided in Section 2.05(b)(iv) in an aggregate amount equal to the amount required pursuant to the Specified Asset Disposition Side Letter. Such prepayment, if any is required pursuant to the Specified Asset Disposition Side Letter, shall be made within three (3) Business Days of the date of consummation of the Specified Asset Disposition.
(j)Section 2.05(b)(iv) of the Existing Credit Agreement is hereby amended to read as follows:
(iv)Application of Payments. (A) Each prepayment required pursuant to Section 2.05(b)(i) or Section 2.05(b)(ii) shall be applied, first, to the principal repayment installments of the Term A Loans on a pro rata basis, second, to the outstanding Swingline Loans, third, to the outstanding Revolving Loans (without a corresponding permanent reduction of the Revolving Facility), and fourth, to Cash Collateralize the remaining L/C Obligations, and (B) each prepayment required pursuant to Section 2.05(b)(iii) shall be applied, first, to the principal repayment installments of the Term A Loans in direct order of maturity, second, to the outstanding Swingline Loans, third, to the outstanding Revolving Loans (without a corresponding permanent reduction of the Revolving Facility), and fourth, to Cash Collateralize the remaining L/C Obligations. Subject to Section 2.15, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of the relevant Facilities.
2.Conditions Precedent. This Amendment shall be effective on the Third Amendment Effective Date upon satisfaction of the following conditions precedent:
(a)the Administrative Agent shall have received counterparts of this Amendment executed by a Responsible Officer of each Loan Party, the Required Lenders, the L/C Issuer, the Swingline Lender, and the Administrative Agent;
(b)the Administrative Agent shall have received counterparts of the Specified Asset Disposition Side Letter (as defined in the Amended Credit Agreement) executed by a Responsible Officer of the Borrower and the Administrative Agent;
(c)BofA Securities shall have received all fees required to be paid on or prior to the Third Amendment Effective Date to the Lenders or BofA Securities; and
(d)the Loan Parties shall have paid all expenses of the Administrative Agent required to be reimbursed by the Loan Parties, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Third Amendment Effective Date, plus such additional amounts of such reasonable fees, charges and disbursements of such counsel as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts among the Loan Parties and the Administrative Agent).
3    Miscellaneous.

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(a)The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.
(b)Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Amendment does not operate to reduce or discharge its obligations under the Loan Documents.
(c)Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Existing Credit Agreement are hereby amended so that any reference to the Existing Credit Agreement shall mean a reference to the Amended Credit Agreement.
(d)Except as expressly set forth herein, this Amendment shall not (i) by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Secured Party under the Existing Credit Agreement or any other Loan Document, or (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(e)Each Loan Party represents and warrants that: (i) such Loan Party is duly authorized to execute, deliver and perform its obligations under this Amendment; (ii) the execution, delivery and performance of this Amendment by such Loan Party have been duly authorized by all necessary action, and do not (A) require any consent or approval of any holders of Equity Interests of such Loan Party, other than those already obtained, (B) contravene the Organic Documents of such Loan Party, (C) violate or cause a default under any applicable Law, Material Contract or Restrictive Agreement, except to the extent such violation or default could not reasonably be expected to result in a Material Adverse Effect, or (D) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of the Borrower or any Subsidiary; (iii) this Amendment is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally; (iv) the Persons signing this Amendment as Guarantors include all of the Subsidiaries existing as of the Third Amendment Effective Date that are required to become Guarantors pursuant to the Existing Credit Agreement on or prior to the Third Amendment Effective Date; and (v) after giving effect to this Amendment, (A) the representations and warranties of the Borrower and each other Loan Party contained in this Amendment, the Amended Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall (1) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the Third Amendment Effective Date by reference to the facts and circumstances existing as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (2) with respect to

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representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the Third Amendment Effective Date by reference to the facts

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and circumstances existing as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3(e)(v)(A), the representations and warranties contained in Section 5.06 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), as applicable, of the Existing Credit Agreement, and (B) no Default shall exist.
(f)Subject to Section 11.18 of the Existing Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, and subject to Section 11.18 of the Existing Credit Agreement, the authorization under this Section 3(f) may include use or acceptance by the Administrative Agent or any Lender Party of a manually signed paper Amendment which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention.
(g)If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby, and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(h)THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(i)The terms of Sections 11.14 and 11.15 of the Existing Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
[Signature pages follow]

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COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWER:     COMMERCIAL VEHICLE GROUP, INC.,
a Delaware corporation
By:    /s/ James Ray
Name:    James R. Ray
Title:    President and Chief Executive Officer
GUARANTORS:     CVG NATIONAL SEATING COMPANY, LLC,
a Delaware limited liability company
By:    /s/ James Ray
Name:    James R. Ray
Title:    President
CVG MONONA WIRE, LLC,
an Iowa limited liability company
By:    /s/ James Ray
Name:    James R. Ray
Title:    President
TRIM SYSTEMS, INC.,
a Delaware corporation
By:    /s/ James Ray
Name:    James R. Ray
Title:    President
TRIM SYSTEMS OPERATING CORP.,
a Delaware corporation
By:    /s/ James Ray
Name:    James R. Ray
Title:    President
CABARRUS PLASTICS, INC.,
a North Carolina corporation
By:    /s/ James Ray
Name:    James R. Ray
Title:    President

CVG SPRAGUE DEVICES, LLC,
a Delaware limited liability company
By:    /s/ James Ray
Name:    James R. Ray
Title:    President
MAYFLOWER VEHICLE SYSTEMS, LLC,
a Delaware limited liability company
By:    /s/ James Ray
Name:    James R. Ray
Title:    President
CVG MANAGEMENT CORPORATION,
a Delaware corporation
By:    /s/ James Ray
Name:    James R. Ray
Title:    President
CVG ALABAMA, LLC,
a Delaware limited liability company
By:    /s/ James Ray
Name:    James R. Ray
Title:    President
CVG FSE, LLC,
a Delaware limited liability company
By:    /s/ James Ray
Name:    James R. Ray
Title:    President

COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
as the Administrative Agent
By:    /s/ Angela Berry
Name:    Angela Berry
Title:    Assistant Vice President

COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:                BANK OF AMERICA, N.A.,
as a Lender, the L/C Issuer, and the Swingline Lender
By:    /s/ Adam Rottenberg
Name:    Adam Rottenberg
Title:    Vice President

COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Anthony Irwin
Name: Anthony Irwin
Title: Senior Vice President

COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

BMO BANK, N.A.,
as a Lender
By:    /s/ Jamie Bretschneider
Name: Jamie Bretschneider
Title: VP

COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Steven Tracy
Name: Steven Tracy
Title: SVP, Team Lead

COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as a Lender
By:    /s/ Kelly M. Hamrick
Name: Kelly M. Hamrick
Title: Senior Vice President

COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Robert P. Anderson
Name: Robert P. Anderson
Title: Senior Vice President

COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Joshua Halter
Name: Joshua Halter
Title: Senior Vice President

COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

ASSOCIATED BANK N.A.,
as a Lender
By:    /s/ J.E. Bergren
Name: J.E. Bergren
Title: Senior Vice President

COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

CIBC BANK USA,
as a Lender
By:    /s/ Zechariah Medved
Name: Zechariah Medved
Title: Associate Managing Director

COMMERCIAL VEHICLE GROUP, INC.
THIRD AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK,
as a Lender
By:    /s/ Michael D. Malaga
Name: Michael D. Malaga
Title: Vice President
MISSION PRODUCE, INC.
FIRST AMENDMENT TO CREDIT AGREEMENT
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COMMERCIAL VEHICLE GROUP, INC. THIRD AMENDMENT TO CREDIT AGREEMENT

COMMERCIAL VEHICLE GROUP, INC. THIRD AMENDMENT TO CREDIT AGREEMENT